Exhibit 99.4

12/98                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 2,736,622,992.93
Beginning of the Month Finance Charge Receivables:            $   120,178,951.69
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 2,856,801,944.62


Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00


Additional Principal Receivables:                             $    91,263,231.34
Additional Finance Charge Receivables:                        $     5,060,336.26
Additional Total Receivables:                                 $    96,323,567.60


Discounted Receivables Generated this Period:                 $             0.00


End of the Month Principal Receivables:                       $ 2,916,469,244.68
End of the Month Finance Charge Receivables:                  $   128,527,739.51
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 3,044,996,984.19


Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust Series)           $ 2,330,000,000.00
End of the Month Transferor Amount                            $   586,469,244.68
End of the Month Transferor Percentage                                    20.11%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                   RECEIVABLES


      30-59 Days Delinquent                                   $    63,781,837.88
      60-89 Days Delinquent                                   $    44,564,477.83
      90+ Days Delinquent                                     $    86,639,442.39
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12/98                                                                     Page 2

      Total 30+ Days Delinquent                               $   194,985,758.10
      Delinquent Percentage                                                6.40%

Defaulted Accounts During the Month                           $    13,640,013.34
Annualized Default Percentage                                              5.98%

Principal Collections                                             378,417,759.21
Principal Payment Rate                                                    13.83%

Total Payment Rate                                                        14.86%


INVESTED AMOUNTS


      Class A Initial Invested Amount                         $   322,000,000.00
      Class B Initial Invested Amount                         $    28,000,000.00

INITIAL INVESTED AMOUNT                                       $   350,000,000.00

      Class A Invested Amount                                 $   368,000,000.00
      Class B Invested Amount                                 $    32,000,000.00

INVESTED AMOUNT                                               $   400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            14.36%
PRINCIPAL ALLOCATION PERCENTAGE                                           14.36%


MONTHLY SERVICING FEE                                         $       666,666.66

INVESTOR DEFAULT AMOUNT                                       $     1,958,705.92


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               92.00%

      Class A Finance Charge Collections                      $     6,548,734.26
      Other Amounts                                           $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     6,548,734.26
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12/98                                                            Page 3

      Class A Monthly Interest                                $     1,836,520.05
      Class A Servicing Fee                                   $       613,333.33
      Class A Investor Default Amount                         $     1,802,009.45

TOTAL CLASS A EXCESS SPREAD                                   $     2,296,871.43


REQUIRED AMOUNT                                               $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                8.00%

      Class B Finance Charge Collections                      $       569,455.14
      Other Amounts                                           $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $       569,455.14


      Class B Monthly Interest                                $       163,141.84
      Class B Servicing Fee                                   $        53,333.33


TOTAL CLASS B EXCESS SPREAD                                   $       352,979.97


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $     2,649,851.40


      Excess Spread Applied to Required Amount                $             0.00

      Excess Spread Applied to Class A Investor               $             0.00
      Charge Offs

      Excess Spread Applied to Class B                        $       156,696.47
      Interest, Servicing Fee and Default
      Amount

      Excess Spread Applied to Reductions of                  $             0.00
      Class B Invested Amount
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12/98                                                                     Page 4

      Excess Spread Applied to Monthly Cash                   $        27,555.56
      Collateral Fee

      Excess Spread Applied to Cash Collateral                $             0.00
      Account

      Excess Spread Applied to other amounts owed             $             0.00
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $     2,465,599.37


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $    14,186,721.33


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1995-C

      Excess Finance Charge Collections Applied to            $             0.00
      Required Amount

      Excess Finance Charge Collections Applied to            $             0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to            $             0.00
      Class B Interest, Servicing Fee and Default Amounts

      Excess Finance Charge Collections Applied to            $             0.00
      Reductions of Class B Invested Amount

      Excess Finance Charge Collections Applied to            $             0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to            $             0.00
      Cash Collateral Account



      Excess Finance Charge Collections Applied to            $             0.00
      other amounts owed Cash Collateral Depositor

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12/98                                                                     Page 5

YIELD AND BASE RATE --

      Base Rate (Current Month)                                            7.81%
      Base Rate (Prior Month)                                              7.55%
      Base Rate (Two Months Ago)                                           7.68%

THREE MONTH AVERAGE BASE RATE                                              7.68%

      Portfolio Yield (Current Month)                                     15.48%
      Portfolio Yield (Prior Month)                                       13.64%
      Portfolio Yield (Two Months Ago)                                    18.23%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       15.78%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

      Class A Principal Collections                           $    50,096,931.81

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

      Class B Principal Collections                           $     4,356,254.94

TOTAL PRINCIPAL COLLECTIONS                                   $    54,453,186.75

REALLOCATED PRINCIPAL COLLECTIONS                             $
                                                              $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

      Controlled Amortization Amount                          $             0.00
      Deficit Controlled Amortization Amount                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00
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12/98                                                                     Page 6

CLASS B SCHEDULED AMORTIZATION --

      Controlled Accumulation Amount                          $             0.00
      Deficit Controlled Accumulation Amount                  $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    54,453,186.75
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00


CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                         $    52,000,000.00
      Available Cash Collateral Amount                        $    52,000,000.00



TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                                   First USA Bank, NA
                                                   as Servicer


                                                   By: /s/ Tracie H. Klein
                                                       -------------------------
                                                       Tracie H. Klein
                                                       Vice President